Supplemental Analyst Package 2Q 2017 July 24, 2017

Table of Contents Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Comprehensive Income 3 Consolidated Statements of Funds from Operations 4 Wholly-Owned Properties Results of Operations 5 Same Store Wholly-Owned Properties Operating Expenses 6 Seasonality of Operations 7 2017 / 2018 Leasing Status 8 Investment Update 9 Owned Development Update 10 Third-Party Development Update 11 Management Services Update 12 Capital Structure 13 Interest Coverage 14 Capital Allocation – Long Term Funding Plan 15 2017 Outlook - Summary 16 2017 Outlook - Detail 17 Detail of Property Groupings 18 Definitions 19 Investor Information 21

Financial Highlights
($ in thousands, except share and per share data)

Operating Data	Three Months Ended June 30,				Six Months Ended June 30,			
	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Total revenues	$ 179,008	$ 185,983	$ (6,975)	(3.8)%	$ 371,946	$ 385,978	$ (14,032)	(3.6)%
Operating income	12,610	39,106	(26,496)	(67.8)%	61,829	92,141	(30,312)	(32.9)%
Net (loss) income attributable to ACC[1]	(2,762)	18,438	(21,200)	(115.0)%	31,288	64,025	(32,737)	(51.1)%
Net (loss) income per share - basic and diluted	(0.02)	0.14			0.23	0.50		
Funds From Operations ("FFO")[2]	68,507	71,650	(3,143)	(4.4)%	154,474	153,496	978	0.6%
FFO per share - diluted[2]	0.50	0.54	(0.04)	(7.4)%	1.14	1.19	(0.05)	(4.2)%
Funds From Operations - Modified ("FFOM")[2]	72,503	72,195	308	0.4%	155,683	150,363	5,320	3.5%
FFOM per share - diluted[2]	0.53	0.54	(0.01)	(1.9)%	1.15	1.16	(0.01)	(0.9)%

Market Capitalization and Unsecured Notes Covenants[3]	June 30, 2017	December 31, 2016
Debt to total market capitalization	26.5%	24.1%
Net debt to EBITDA[4]	6.0x	5.4x
Unencumbered asset value to total asset value	82.2%	81.0%
Total debt to total asset value	32.6%	31.3%
Secured debt to total asset value	9.2%	9.8%
Unencumbered asset value to unsecured debt	350.2%	378.2%
Interest coverage[4]	4.3x	4.5x

1. Excluding net loss from dispositions of real estate and impairment charges, net income attributable to ACC for the three and six months ended June 30, 2017 would have been $13.2 million and $47.2 million, respectively. Excluding net gains from dispositions of real estate, net income attributable to ACC for the six months ended June 30, 2016 would have been $46.6 million.
2. Refer to page 4 for a reconciliation to net income, the most directly comparable GAAP measure.
3. Refer to the definitions outlined on pages 19 and 20 for detailed definitions of terms appearing on this page.
4. Refer to calculations on page 14, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.

1

Consolidated Balance Sheets ($ in thousands) 2 June 30, 2017 December 31, 2016 (unaudited) Assets Investments in real estate: Wholly-owned properties, net $ 5,805,403 $ 5,427,014 Wholly-owned properties held for sale — 25,350 On-campus participating properties, net 82,940 85,797 Investments in real estate, net 5,888,343 5,538,161 Cash and cash equivalents 25,476 22,140 Restricted cash 28,319 24,817 Student contracts receivable, net 7,447 8,428 Other assets1 275,388 272,367 Total assets $ 6,224,973 $ 5,865,913 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt $ 680,556 $ 688,195 Unsecured notes 1,189,775 1,188,737 Unsecured term loans 347,417 149,065 Unsecured revolving credit facility 142,286 99,300 Accounts payable and accrued expenses 62,547 76,614 Other liabilities2 179,342 158,437 Total liabilities 2,601,923 2,360,348 Redeemable noncontrolling interests 55,344 55,078 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 1,363 1,322 Additional paid in capital 4,312,413 4,118,842 Common stock held in rabbi trust (1,688) (975) Accumulated earnings and dividends (754,660) (670,137) Accumulated other comprehensive loss (3,428) (4,067) Total American Campus Communities, Inc. and 3,554,000 3,444,985Subsidiaries stockholders' equity Noncontrolling interests - partially owned properties 13,706 5,502 Total equity 3,567,706 3,450,487 Total liabilities and equity $ 6,224,973 $ 5,865,913 1. As of June 30, 2017, other assets include approximately $7.7 million related to net deferred financing costs on our revolving credit facility and the net value of in-place leases. 2. As of June 30, 2017, other liabilities include approximately $42.6 million in deferred revenue and fee income.

Consolidated Statements of Comprehensive Income

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2017	2016	$ Change	2017	2016	$ Change
Revenues						
Wholly-owned properties	$ 169,156	$ 174,682	$ (5,526)	$ 347,987	$ 360,384	$ (12,397)
On-campus participating properties	6,171	6,214	(43)	16,329	16,260	69
Third-party development properties	675	2,121	(1,446)	1,131	3,156	(2,025)
Third-party management services	2,288	2,253	35	4,902	4,663	239
Resident services	718	713	5	1,597	1,515	82
Total revenues	**179,008**	**185,983**	**(6,975)**	**371,946**	**385,978**	**(14,032)**
Operating expenses						
Wholly-owned properties	75,172	77,722	(2,550)	150,129	156,573	(6,444)
On-campus participating properties	3,892	3,299	593	7,157	6,341	816
Third-party development and management services	3,827	3,560	267	7,910	7,298	612
General and administrative[1]	9,782	6,126	3,656	16,516	11,435	5,081
Depreciation and amortization	55,943	53,703	2,240	108,266	107,419	847
Ground/facility leases	2,465	2,467	(2)	4,822	4,771	51
Provision for real estate impairment[2]	15,317	—	15,317	15,317	—	15,317
Total operating expenses	**166,398**	**146,877**	**19,521**	**310,117**	**293,837**	**16,280**
Operating income	**12,610**	**39,106**	**(26,496)**	**61,829**	**92,141**	**(30,312)**
Nonoperating income and (expenses)						
Interest income	1,232	1,475	(243)	2,464	2,754	(290)
Interest expense	(14,573)	(20,119)	5,546	(29,290)	(42,746)	13,456
Amortization of deferred financing costs	(1,023)	(1,352)	329	(2,051)	(3,894)	1,843
(Loss) gain from disposition of real estate	(632)	—	(632)	(632)	17,409	(18,041)
Total nonoperating expense	**(14,996)**	**(19,996)**	**5,000**	**(29,509)**	**(26,477)**	**(3,032)**
(Loss) income before income taxes	(2,386)	19,110	(21,496)	32,320	65,664	(33,344)
Income tax provision	(267)	(345)	78	(524)	(690)	166
Net (loss) income	**(2,653)**	**18,765**	**(21,418)**	**31,796**	**64,974**	**(33,178)**
Net income attributable to noncontrolling interests	(109)	(327)	218	(508)	(949)	441
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	**$ (2,762)**	**$ 18,438**	**$ (21,200)**	**$ 31,288**	**$ 64,025**	**$ (32,737)**
Other comprehensive income (loss)						
Change in fair value of interest rate swaps and other	155	(23)	178	639	(1,433)	2,072
Comprehensive (loss) income	**$ (2,607)**	**$ 18,415**	**$ (21,022)**	**$ 31,927**	**$ 62,592**	**$ (30,665)**
Net (loss) income per share attributable to ACC, Inc. and Subsidiaries common stockholders						
Basic and diluted	**$ (0.02)**	**$ 0.14**		**$ 0.23**	**$ 0.50**	
Weighted-average common shares outstanding						
Basic	**134,614,418**	**130,456,923**		**133,837,748**	**126,951,454**	
Diluted	**134,614,418**	**131,240,667**		**134,745,192**	**127,753,492**	

1. The three and six months ended June 30, 2017 include $3.4 million and $4.5 million, respectively, of contractual executive separation and retirement charges incurred with regard to the retirement of the company's Chief Financial Officer.
2. Represents an impairment charge recorded for one wholly-owned property that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan due to mature in August 2017.

3

Consolidated Statements of Funds from Operations

(Unaudited, $ in thousands, except share and per share data)

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Three Months Ended June 30, $ Change	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016	Six Months Ended June 30, $ Change
Net (loss) income attributable to ACC, Inc. and Subsidiaries common stockholders	$ (2,762)	$ 18,438	$ (21,200)	$ 31,288	$ 64,025	$ (32,737)
Noncontrolling interests	109	327	(218)	508	949	(441)
Loss (gain) from disposition of real estate	632	—	632	632	(17,409)	18,041
Elimination of provision for real estate impairment[1]	15,317	—	15,317	15,317	—	15,317
Real estate related depreciation and amortization	55,211	52,885	2,326	106,729	105,931	798
Funds from operations ("FFO") attributable to common stockholders and OP unitholders	**68,507**	**71,650**	**(3,143)**	**154,474**	**153,496**	**978**
Elimination of operations of on-campus participating properties						
Net loss (income) from on-campus participating properties	1,395	1,097	298	(1,852)	(2,067)	215
Amortization of investment in on-campus participating properties	(1,869)	(1,831)	(38)	(3,729)	(3,654)	(75)
	68,033	70,916	(2,883)	148,893	147,775	1,118
Modifications to reflect operational performance of on-campus participating properties						
Our share of net cashflow[2]	778	1,015	(237)	1,535	1,865	(330)
Management fees	272	264	8	740	723	17
Contribution from on-campus participating properties	1,050	1,279	(229)	2,275	2,588	(313)
Contractual executive separation and retirement charges[3]	3,420	—	3,420	4,515	—	4,515
Funds from operations-modified ("FFOM") attributable to common stockholders and OP unitholders	**$ 72,503**	**$ 72,195**	**$ 308**	**$ 155,683**	**$ 150,363**	**$ 5,320**
FFO per share - diluted	**$ 0.50**	**$ 0.54**		**$ 1.14**	**$ 1.19**	
FFOM per share - diluted	**$ 0.53**	**$ 0.54**		**$ 1.15**	**$ 1.16**	
Weighted-average common shares outstanding - diluted	**136,602,368**	**132,638,808**		**135,851,836**	**129,159,380**	

1. Represents an impairment charge recorded for a wholly-owned property that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan due to mature in August 2017.
2. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual amounts accrued for the interim periods, which is included in ground/facility leases expense in the consolidated statements of comprehensive income (refer to page 3).
3. Represents contractual executive separation and retirement charges incurred in the first and second quarter of 2017 with regard to the retirement of the company's Chief Financial Officer.

4

Wholly-Owned Properties Results of Operations
($ in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2017	2016	$ Change	% Change	2017	2016	$ Change	% Change
Wholly-owned properties revenues								
Same store properties	$ 158,548	$ 154,379	$ 4,169	2.7%	$ 327,401	$ 317,691	$ 9,710	3.1%
New properties	10,172	17	10,155		19,137	104	19,033	
Sold and held for sale properties[1]	1,154	20,999	(19,845)		3,046	44,104	(41,058)	
Total revenues[2]	**$ 169,874**	**$ 175,395**	**$ (5,521)**	**(3.1%)**	**$ 349,584**	**$ 361,899**	**$ (12,315)**	**(3.4%)**
Wholly-owned properties operating expenses								
Same store properties[3]	$ 69,973	$ 67,747	$ 2,226	3.3%	$ 140,091	$ 135,598	$ 4,493	3.3%
New properties	4,387	85	4,302		7,920	158	7,762	
Sold and held for sale properties[1,4]	812	9,890	(9,078)		2,118	20,817	(18,699)	
Total operating expenses	**$ 75,172**	**$ 77,722**	**$ (2,550)**	**(3.3%)**	**$ 150,129**	**$ 156,573**	**$ (6,444)**	**(4.1%)**
Wholly-owned properties net operating income								
Same store properties[5]	$ 88,575	$ 86,632	$ 1,943	2.2%	$ 187,310	$ 182,093	$ 5,217	2.9%
New properties	5,785	(68)	5,853		11,217	(54)	11,271	
Sold and held for sale properties[1]	342	11,109	(10,767)		928	23,287	(22,359)	
Total net operating income	**$ 94,702**	**$ 97,673**	**$ (2,971)**	**(3.0%)**	**$ 199,455**	**$ 205,326**	**$ (5,871)**	**(2.9%)**

Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2017 and 2016, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of June 30, 2017. Refer to page 18 for detail of our same store groupings.

1. Includes properties sold in 2016 and 2017, and one property that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan due to mature in August 2017.
2. Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of comprehensive income.
3. See page 6 for detail of same store operating expenses.
4. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight.
5. The three and six months ended June 30, 2017 include a reduction of $90,000 and $132,000, respectively, related to 41 beds damaged by a fire occurring at one of our same store properties in March 2017. The damaged beds are being rebuilt and are anticipated to be available for occupancy in Fall 2017 through Spring 2018. In future quarters, we anticipate a reduction to same store net operating income of approximately $30,000 per month until such time as the damaged beds are rebuilt and available for occupancy. These losses are covered by the company's business interruption insurance policy, although proceeds from this policy are not anticipated to be received and recorded until 2018.

5

Same Store Wholly-Owned Properties Operating Expenses

($ in thousands, except per bed amounts)

	Three Months Ended June 30,						
	2017				2016		
	Total	Per Bed	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 16,515	$ 224	2.4%	24%	$ 16,121	$ 218	24%
Utilities[1]	15,417	209	4.6%	22%	14,746	200	22%
General & administrative and other[2]	15,615	211	1.8%	22%	15,340	208	23%
Payroll[3]	13,627	184	2.9%	19%	13,249	179	19%
Repairs and maintenance[4]	4,655	63	4.3%	7%	4,461	60	7%
Marketing[5]	2,544	34	13.2%	4%	2,247	30	3%
Insurance	1,600	22	1.1%	2%	1,583	22	2%
Total same store wholly-owned operating expenses	**$ 69,973**	**$ 947**	**3.3%**	**100%**	**$ 67,747**	**$ 917**	**100%**
Same store wholly-owned beds	**73,871**						

	Six Months Ended June 30,						
	2017				2016		
	Total	Per Bed	% Change From Prior Year	% of Total Operating Expenses	Total	Per Bed	% of Total Operating Expenses
Property taxes	$ 32,872	$ 445	3.4%	23%	$ 31,786	$ 430	23%
Utilities[1]	31,298	424	3.8%	22%	30,150	408	22%
General & administrative and other[2]	30,817	417	1.5%	22%	30,355	411	22%
Payroll[3]	27,348	370	2.9%	20%	26,566	360	20%
Repairs and maintenance[4]	9,175	124	4.3%	7%	8,798	119	7%
Marketing[5]	5,384	73	13.0%	4%	4,765	65	4%
Insurance	3,197	43	0.6%	2%	3,178	43	2%
Total same store wholly-owned operating expenses	**$ 140,091**	**$ 1,896**	**3.3%**	**100%**	**$ 135,598**	**$ 1,836**	**100%**
Same store wholly-owned beds	**73,871**						

Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2017 and 2016, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of June 30, 2017. Refer to page 18 for detail of our same store groupings.

1. Represents gross expenses prior to any recoveries from tenants, which are reflected in wholly-owned properties revenues.
2. Includes security costs, shuttle costs, and property-level general and administrative costs as well as an allocation of costs related to corporate management and oversight. Also includes acquisition integration costs, bad debt, food service, and other miscellaneous expenses.
3. Includes payroll and related expenses for on-site personnel including general managers, maintenance staff, and leasing staff.
4. Includes general maintenance costs such as interior painting, routine landscaping, pest control, fire protection, snow removal, elevator maintenance, roof and parking lot repairs, and other miscellaneous building repair costs. Also includes costs related to the annual turn process.
5. Includes costs related to property marketing campaigns associated with our ongoing leasing efforts.

6

Seasonality of Operations

($ in thousands, except per bed amounts)

	Three Months Ended					
	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	Total/Weighted Average- Last 12 Months
2017 same store properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 690	$ 701	$ 728	$ 727	$ 710	$ 717
Other income per occupied bed per month[1]	66	85	57	58	69	67
Total revenue per occupied bed	**$ 756**	**$ 786**	**$ 785**	**$ 785**	**$ 779**	**$ 784**
Average number of owned beds	73,871	73,871	73,871	73,857 [2]	73,773 [2]	73,843
Average physical occupancy for the quarter	*92.1%*	*92.2%*	*97.6%*	*97.1%*	*92.0%*	*94.7%*
Total revenue	$ 154,379	$ 160,636	$ 169,743	$ 168,853	$ 158,548	$ 657,780
Property operating expenses	67,747	85,126	70,918	70,118	69,973	296,135
Net operating income	$ 86,632	$ 75,510	$ 98,825	$ 98,735	$ 88,575	$ 361,645
Operating margin	*56.1%*	*47.0%*	*58.2%*	*58.5%*	*55.9%*	*55.0%*
2017 new properties						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ —	$ 798	$ 787	$ 778	$ 787	$ 786
Other income per occupied bed per month[1]	—	40	43	42	59	47
Total revenue per occupied bed	**$ —**	**$ 838**	**$ 830**	**$ 820**	**$ 846**	**$ 833**
Average number of owned beds	—	1,910	3,868	3,900	4,559	3,559
Average physical occupancy for the quarter	—	*87.2%*	*93.2%*	*93.4%*	*87.9%*	*90.8%*
Total revenue	$ 17 [3]	$ 4,187	$ 8,980	$ 8,965	$ 10,172	$ 32,304
Property operating expenses	85 [3]	2,242	3,252	3,533	4,387	13,414
Net operating income	$ (68) [3]	$ 1,945	$ 5,728	$ 5,432	$ 5,785	$ 18,890
Operating margin	*N/A*	*46.5%*	*63.8%*	*60.6%*	*56.9%*	*58.5%*
ALL PROPERTIES						
Revenue per occupied bed						
Rental revenue per occupied bed per month	$ 690	$ 703	$ 731	$ 730	$ 714	$ 720
Other income per occupied bed per month[1]	66	84	57	57	69	66
Total revenue per occupied bed	**$ 756**	**$ 787**	**$ 788**	**$ 787**	**$ 783**	**$ 786**
Average number of owned beds	73,871	75,781	77,739	77,757	78,332	77,402
Average physical occupancy for the quarter	*92.1%*	*92.1%*	*97.3%*	*96.9%*	*91.7%*	*94.5%*
Total revenue	$ 154,396	$ 164,823	$ 178,723	$ 177,818	$ 168,720	$ 690,084
Property operating expenses	67,832	87,368	74,170	73,651	74,360	309,549
Net operating income	$ 86,564	$ 77,455	$ 104,553	$ 104,167	$ 94,360	$ 380,535
Operating margin	*56.1%*	*47.0%*	*58.5%*	*58.6%*	*55.9%*	*55.1%*
Sold and held for sale properties[4]						
Total revenue	$ 20,999	$ 21,681	$ 11,472	$ 1,892	$ 1,154	$ 36,199
Property operating expenses[5]	9,890	13,234	5,951	1,306	812	21,303
Net operating income	$ 11,109	$ 8,447	$ 5,521	$ 586	$ 342	$ 14,896

Note: The same store grouping above represents properties owned and operating for both of the entire years ended December 31, 2017 and 2016, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of June 30, 2017. Refer to page 18 for detail of our same store groupings.

1. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, income from retail tenants, etc.
2. The decrease in the average number of owned beds from the prior quarter is due to beds that are currently being rebuilt or renovated, and will be available for occupancy in Fall 2017 through Spring 2018. These beds have been removed to appropriately reflect revenue per occupied bed as they did not contribute revenue for the related period.
3. Represents nonrefundable application fees and administrative expenses incurred in relation to properties under development.
4. Includes properties sold in 2016 and 2017, and one property that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan due to mature in August 2017.
5. Does not include the allocation of payroll and other administrative costs related to corporate management and oversight.

7

2017 / 2018 Leasing Status

Applications + Leases	Applications + Leases[1]	Current Year Rentable Beds[2]	Current Year % of Rentable Beds	Prior Year % of Rentable Beds	Design Beds	Final Fall 2016 Occupancy[3]
2018 Same Store Wholly-owned Properties						
Final Fall 2016 occupancy of 98% or greater	53,865	53,040	101.6%	104.3%	53,154	99.8%
Final Fall 2016 occupancy between 95% and 98%	8,729	9,056	96.4%	99.6%	9,086	96.9%
Final Fall 2016 occupancy less than 95%	14,423	15,429	93.5%	85.1%	15,531	88.7%
Total 2018 Same Store Wholly-owned Properties	**77,017**	**77,525**	**99.3%**	**100.0%[4]**	**77,771**	**97.2%**
New Wholly-owned Properties[5]	**6,865**	**7,980**	**86.0%**	**n/a**	**8,052**	**n/a**
Total - Wholly-owned Properties	**83,882**	**85,505**	**98.1%**	**n/a**	**85,823**	**n/a**

Leases	Leases[1]	Current Year Rentable Beds[2]	Current Year % of Rentable Beds	Prior Year % of Rentable Beds	Design Beds	Final Fall 2016 Occupancy[3]	Initial Projected Rate Increase	Current Projected Rate Increase[6]
2018 Same Store Wholly-owned Properties								
Final Fall 2016 occupancy of 98% or greater	51,083	53,040	96.3%	98.1%	53,154	99.8%		
Final Fall 2016 occupancy between 95% and 98%	8,294	9,056	91.6%	93.8%	9,086	96.9%		
Final Fall 2016 occupancy less than 95%	13,537	15,429	87.7%	78.9%	15,531	88.7%		
Total 2018 Same Store Wholly-owned Properties	**72,914**	**77,525**	**94.1%**	**93.8%[4]**	**77,771**	**97.2%**	**2.9%**	**2.9%**
New Wholly-owned Properties[5]	**6,232**	**7,980**	**78.1%**	**n/a**	**8,052**	**n/a**	**n/a**	**n/a**
Total - Wholly-owned Properties	**79,146**	**85,505**	**92.6%**	**n/a**	**85,823**	**n/a**	**2.9%**	**2.9%**

Note: The same store grouping presented above for purposes of disclosing the pre-leasing status for the upcoming 2017/2018 academic year represents properties that will be classified as same store properties in 2018. Refer to page 18 for detail of our same store groupings.

1. As of July 21, 2017 for current year and July 21, 2016 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2016.
4. Properties not owned or under ACC management during the prior year, or properties whose leasing progress is not comparable to the prior year as a result of plans to renovate or redevelop the property, are excluded for purposes of calculating the prior year percentage of rentable beds.
5. Includes 2017 development deliveries and one property acquired in the second quarter of 2017. Excludes TWELVE at U District, a multi-family property that was acquired in the second quarter of 2017, which the company plans to convert to by-the-bed leasing over the next two leasing cycles. Refer to page 9 for details on 2017 acquisitions.
6. Projected rate increase reflects projected rental rates anticipated to be achieved through the end of the company's leasing cycle, up to targeted occupancy.

8

Investment Update ($ in thousands) 9 ACQUISITIONS Assumed Project Location Primary University Served Beds Closing Date Purchase Price Mortgage Debt The Arlie Arlington, TX University of Texas at Arlington 598 April 5, 2017 $ — TWELVE at U District Seattle, WA University of Washington 384 June 9, 2017 — 982 $ 158,500 $ — DISPOSITIONS Outstanding Project Location Primary University Served Beds Closing Date Sales Price Mortgage Debt The Province - Dayton Dayton, OH Wright State University 657 April 25, 2017 $ 24,988 $ —

Owned Development Update

($ in thousands)

OWNED DEVELOPMENT PROJECTS UNDER CONSTRUCTION

						As of June 30, 2017			
Project	Location	Primary University Served	Project Type	Beds	Estimated Project Cost[1]	CIP[2]	Land and Other[3]	Total Costs Incurred	Scheduled Completion
Tooker House	Tempe, AZ	Arizona State University	ACE	1,594	$ 107,800	$ 91,666	$ 1,248	$ 92,914	August 2017
Sky View	Flagstaff, AZ	Northern Arizona University	ACE	626	56,600	51,902	617	52,519	August 2017
University Square	Prairie View, TX	Prairie View A&M University	ACE	466	26,800	23,920	291	24,211	August 2017
U Centre on Turner	Columbia, MO	University of Missouri	Off-campus	718	69,100	49,908	14,686	64,594	August 2017
U Pointe on Speight	Waco, TX	Baylor University	Off-campus	700	49,800	40,417	5,256	45,673	August 2017
21Hundred @ Overton Park	Lubbock, TX	Texas Tech University	Off-campus	1,204	81,600	58,267	17,735	76,002	August 2017
Suites at 3rd	Champaign, IL	University of Illinois	Off-campus	251	25,000	20,780	1,000	21,780	August 2017
U Club Binghamton Phase II	Binghamton, NY	SUNY Binghamton University	Off-campus	562	55,800	39,960	12,631	52,591	August 2017
Callaway House Apartments	Norman, OK	University of Oklahoma	Off-campus	915	89,100	67,443	13,495	80,938	August 2017
U Centre on College	Clemson, SC	Clemson University	Off-campus	418	41,500	39,819	344	40,163	August 2017
		SUBTOTAL - 2017 DELIVERIES		7,454	$ 603,100	$ 484,082	$ 67,303	$ 551,385	
Virginia Commonwealth Univ.	Richmond, VA	Virginia Commonwealth Univ.	ACE	1,524	$ 95,700	$ 40,082	$ —	$ 40,082	August 2018
Schwitzer Hall	Indianapolis, IN	Butler University	ACE	648	38,900	8,882	—	8,882	August 2018
Greek Leadership Village	Tempe, AZ	Arizona State University	ACE	957	69,600	14,181	—	14,181	August 2018
Bancroft Residence Hall	Berkeley, CA	University of California, Berkeley	ACE	781	98,700	28,099	—	28,099	August 2018
NAU Honors College	Flagstaff, AZ	Northern Arizona University	ACE	636	43,400	7,497	—	7,497	August 2018
U Club Townhomes	Oxford, MS	University of Mississippi	Off-campus	528	44,300	4,891	5,115	10,006	August 2018
		SUBTOTAL - 2018 DELIVERIES		5,074	$ 390,600	$ 103,632	$ 5,115	$ 108,747	
Columbus Avenue Student Apts.	Boston, MA	Northeastern University	ACE	825	$ 153,400	$ 21,558	$ —	$ 21,558	August 2019
191 College	Auburn, AL	Auburn University	Off-campus	495	59,300	2,667	5,435	8,102	July 2019
		SUBTOTAL - 2019 DELIVERIES		1,320	$ 212,700	$ 24,225	$ 5,435	$ 29,660	

PRESALE DEVELOPMENT PROJECT UNDER CONSTRUCTION

						As of June 30, 2017			
Project	Location	Primary University Served	Project Type	Beds	Estimated Project Cost	CIP[2]	Land and Other[3]	Total Costs Incurred	Scheduled Completion
The Edge - Stadium Centre[4]	Tallahassee, FL	Florida State University	Off-campus	412	$ 42,600	$ 11,561	$ 481	$ 12,042	August 2018

OWNED DEVELOPMENT PIPELINE[5]

Project	Location	Primary University Served	Project Type	Anticipated Commencement	Approx. Targeted Beds	Estimated Project Cost[1,6]	Targeted Completion
University of Arizona Honors College	Tucson, AZ	University of Arizona	ACE	Q4 2017	1,042	$ 97,000	Fall 2019

1. In certain instances at ACE properties, the company agrees to construct spaces within the property that will ultimately be owned, managed, and funded by the universities. Such spaces include but are not limited to dining, childcare, retail, academic, and office facilities. The Estimated Project Cost excludes the costs of the construction of such facilities, as they will be reimbursed by the universities.
2. The total construction in progress ("CIP") balance above excludes $22.2 million related to ongoing renovation projects at operating properties.
3. Consists of amounts incurred to purchase the land for off-campus development projects, as well as other development-related expenditures not included in CIP such as deposits, furniture, etc.
4. In December 2016, the company entered into a pre-sale agreement to purchase The Edge - Stadium Centre, a property which will be completed in August 2018. The company is obligated to purchase the property as long as certain construction completion deadlines and other closing conditions are met. The company is responsible for leasing, management, and initial operations of the project while the third-party developer retains development risk during the construction period. In accordance with accounting guidance, the company is including this property in its consolidated financial statements. Estimated project cost includes purchase price, elected upgrades and transaction costs.
5. Does not include land parcels in seven university markets totaling $40.5 million. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
6. Estimated Project Cost includes land and other predevelopment costs of $9.3 million incurred as of June 30, 2017 for owned development pipeline projects.

10

Third-Party Development Update

($ in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2017	2016	$ Change	2017	2016	$ Change
Development services revenue	$ 675	$ 2,121	$ (1,446)	$ 1,131	$ 3,156	$ (2,025)
% of total revenue	0.4%	1.1%		0.3%	0.8%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Beds	Total Fees	Fees Earned as of June 30, 2017	Fees Earned in Current Year	Remaining Fees as of June 30, 2017	Scheduled Completion
Momentum Village Phase II	Corpus Christi, TX	Texas A&M University Corpus Christi	560	$ 2,300	$ 2,026	$ 446	$ 274	August 2017
Esperanza Hall	San Antonio, TX	Texas A&M University San Antonio	382	1,100	940	205	160	August 2017
			942	$ 3,400	$ 2,966	$ 651	$ 434	

ON-CAMPUS AWARD PIPELINE[1]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Targeted Completion	Estimated Fees
Texas A&M University Corpus Christi[2]	Corpus Christi, TX	Third-party	n/a	Q3/Q4 2017	$1,400
University of Illinois - Chicago	Chicago, IL	Third-party	Q4 2017/Q1 2018	Fall 2019	$4,800
University of California Irvine Phase IV	Irvine, CA	Third-party	Q3/Q4 2017	Fall 2019	$5,900
Louisville Village Site	Louisville, KY	ACE	TBD	Fall 2019	n/a
University of Arizona Honors College Student Center[3]	Tucson, AZ	Third-party	Q4 2017	Fall 2019	$1,100
University of Arizona Honors College Office[3]	Tucson, AZ	Third-party	TBD	TBD	TBD
University of California, Berkeley	Berkeley, CA	TBD	TBD	TBD	TBD

1. These awards relate to speculative development projects that are subject to final determination of feasibility, negotiation, final award, procurement rules and other applicable law, execution and closing of definitive agreements on terms acceptable to the company, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
2. Under the terms of a Consultant Agreement, and with the consent of the University's Board of Regents, the company will earn fees for the performance of advisory services related to a not-for-profit entity's purchase of a 1,790-bed apartment community for the benefit of the University.
3. The University of Arizona Honors College project includes the construction of office facilities and a student recreation and wellness center as part of the overall development project. These components will be owned, managed and funded by the University, and the company anticipates earning third-party development fees for its role in providing development services for those components of the project.

11

Management Services Update
($ in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,		
	2017	2016	$ Change	2017	2016	$ Change
Management services revenue	$ 2,288	$ 2,253	$ 35	$ 4,902	$ 4,663	$ 239
% of total revenue	1.3%	1.2%		1.3%	1.2%	

NEW / PENDING MANAGEMENT CONTRACTS

Project	Location	Primary University Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
Momentum Village Phase II	Corpus Christi, TX	Texas A&M University Corpus Christi	560	$ 180	August 2017
Esperanza Hall	San Antonio, TX	Texas A&M University San Antonio	382	100	August 2017
Collegeview Commons Phase II	Ontario, Canada	Conestoga College	513	50	September 2017
CampusOne[2]	Toronto, Canada	University of Toronto	892	291	September 2017
Texas A&M University Corpus Christi	Corpus Christi, TX	Texas A&M University Corpus Christi	1,790	480	Q3/Q4 2017
Annex at Laurier[3]	Ontario, Canada	University of Ottawa	503	150	August 2018
			4,640	$ 1,251	

DISCONTINUED MANAGEMENT CONTRACTS

Project	Location	Primary University Served	Beds	2017 Fee Contribution Prior to Termination	Discontinued As Of
Saban Real Estate Group[4]	Various	Various	7,060	$ 278	March 2017
SUNO - New Orleans	New Orleans, LA	Southern University at New Orleans	698	75	June 2017
Indiana University - Purdue University Fort Wayne	Fort Wayne, IN	Indiana University - Purdue University Fort Wayne	1,204	150	September 2017
			8,962	$ 503	

1. Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2. The stabilized annual fee amount does not include an initial operations fee of $60,000 anticipated to be earned from February 2017 through August 2017. Subsequent to August 2017, the stabilized annual fee is anticipated to be approximately $291,000 per year.
3. The stabilized annual fee amount does not include an initial operations fee of $90,000 anticipated to be earned from July 2017 through July 2018. Subsequent to July 2018, the stabilized annual fee is anticipated to be approximately $150,000 per year.
4. In November 2016, the company sold a portfolio of 19 properties to Saban Real Estate Group. The company continued to manage 11 of the properties during a transition period subsequent to the sale for up to five months. The transition period concluded on March 31, 2017.

12

Capital Structure as of June 30, 2017

($ in millions, except per share data)

Market Capitalization & Unsecured Notes Covenants

Total Debt[1]	$	2,354
Total Equity Market Value[2]		6,539
Total Market Capitalization	$	**8,893**
Debt to Total Market Capitalization		26.5%
Net Debt to EBITDA[3]		6.0x
Total Asset Value[4]	$	7,211
Unencumbered Asset Value	$	5,927
Unencumbered Asset Value to Total Asset Value		82.2%

	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	32.6%
Secured Debt to Total Asset Value	≤ 40%	9.2%
Unencumbered Asset Value to Unsecured Debt	> 150%	350.2%
Interest Coverage[3]	> 1.5x	4.3x

		Principal Outstanding	Weighted Average Interest Rate	Average Term To Maturity
Fixed Rate Mortgage Loans	$	556	4.8%[5]	3.7 Yrs
Construction Loan		1	3.7%	2.6 Yrs
Unsecured Revolving Credit Facility		142	2.3%	4.7 Yrs
Unsecured Term Loans[6]		350	2.3%	4.4 Yrs
Unsecured Notes		1,200	3.8%	5.4 Yrs
On-Campus Participating Properties		105	5.1%	14.8 Yrs
Total/Weighted Average	$	**2,354**	**3.8%**	**5.2 Yrs**

Variable Rate Debt as % of Total Debt[7] **21.0%**

Debt Maturity Schedule



Unsecured Notes
Unsecured Term Loans
Construction Loans
On-Campus Participating Properties
Unsecured Revolving Credit Facility
Fixed Rate Mortgage Loans
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$27
$162
$400
$1
$45
$28
$150
$216
$200
$142
$28
$400
$19
$400
$66
$12
$46
$12
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026 +

Weighted Average Interest Rate Of Debt Maturing Each Year

	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026 +
Fixed Rate Mortgage Loans	6.3%	4.2%	0.0%	5.6%	5.2%	4.0%	0.0%	4.5%	0.0%	3.7%
Total Debt	6.3%	4.2%	0.0%	3.6%	4.0%	2.4%	3.9%	4.3%	7.6%	3.9%

Note – refer to the definitions outlined on pages 19 and 20 for detailed definitions of terms appearing on this page.

1. Excludes net unamortized debt premiums related to mortgage loans assumed in connection with acquisitions of $22.8 million, unamortized original issue discount on unsecured notes of $1.8 million, and unamortized deferred financing costs of $14.7 million.
2. Based on share price of $47.30 and fully diluted share count of 138,242,190 as of June 30, 2017. Assumes conversion of 1,106,644 common and preferred Operating Partnership units and 819,354 unvested restricted stock awards.
3. Refer to calculations on page 14, including a reconciliation to net income and interest expense, the most directly comparable GAAP measures.
4. Excludes accumulated depreciation of $1.0 billion and receivables and intangible assets, net of accumulated amortization, of $53.4 million.
5. Including the amortization of net debt premiums related to mortgage loans assumed in connection with property acquisitions, the effective interest rate for fixed rate mortgage loans is 3.6%.
6. In June 2017, the company closed on a $200 million term loan which matures in June 2022.
7. The company's variable rate debt consists of the unsecured revolving credit facility and the unsecured term loans.

13

Interest Coverage

($ in thousands)

	Three Months Ended September 30, 2016	December 31, 2016	March 31, 2017	June 30, 2017	Last Twelve Months
Net income (loss) attributable to ACC, Inc. and Subsidiaries common stockholders	$ 9,644	$ 25,392	$ 34,050	$ (2,762)	$ 66,324
Net income attributable to noncontrolling interests	201	412	399	109	1,121
Interest expense	19,016	16,925	14,717	14,573	65,231
Income tax provision	345	115	257	267	984
Depreciation and amortization	52,067	51,901	52,323	55,943	212,234
Amortization of deferred financing costs	1,344	1,282	1,028	1,023	4,677
Share-based compensation	2,328	2,222	4,256	4,646	13,452
Provision for real estate impairment	—	4,895	—	15,317	20,212
Loss on early extinguishment of debt	—	12,841	—	—	12,841
(Gain) loss from disposition of real estate	—	(3,788)	—	632	(3,156)
Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA")	**$ 84,945**	**$ 112,197**	**$ 107,030**	**$ 89,748**	**$ 393,920**
Pro-forma adjustments to EBITDA[1]					(5,851)
Adjusted EBITDA					**$ 388,069**
Interest Expense from consolidated statement of comprehensive income	$ 19,016	$ 16,925	$ 14,717	$ 14,573	$ 65,231
Amortization of mortgage debt premiums/discounts	3,104	2,454	2,010	2,010	9,578
Capitalized interest	3,301	3,302	4,411	5,677	16,691
Change in accrued interest payable	(1,778)	3,320	(2,203)	1,981	1,320
Cash Interest Expense	**$ 23,643**	**$ 26,001**	**$ 18,935**	**$ 24,241**	**$ 92,820**
Pro-forma adjustments to Cash Interest Expense[1]					(1,855)
Adjusted Interest Expense					**$ 90,965**
Interest Coverage					**4.3x**

Note: refer to the definitions outlined on pages 19 and 20 for detailed definitions of terms appearing on this page.

1. Adjustment to reflect all acquisitions, development deliveries, dispositions, debt repayments and debt refinancings as if such transactions had occurred on the first day of the 12 month period presented.

14

Capital Allocation – Long Term Funding Plan

($ in millions)

Sources and Uses for Development - As of June 30, 2017

Estimated Capital Uses for Development Pipeline[1]:	Estimated Project Cost	Total Costs Incurred	Remaining Capital Needs
2017 Developments Underway	$ 603	$ 551	$ 52
2018 Developments Underway[2]	433	121	312
2019 Developments Underway or Expected to Start in Current Year	310	39	271
Total	$ 1,346	$ 711	$ **635**

Estimated Sources:	Capital Sources
Cash and Cash Equivalents and Equity ATM proceeds subsequent to June 30, 2017	$ 27
Estimated Cash Flow Available for Investment - through 2019[3]	145
Remaining Capital Needs[4]	463
Total	$ **635**

Selected Credit Metrics[5]

Credit Metric:	**June 30, 2017**	**Pro Forma[6]**
Total Debt to Total Asset Value	32.6%	30.1% - 36.0%
Net Debt to EBITDA[7]	6.0x	4.9x - 5.9x

Note: This analysis demonstrates anticipated funding for the developments currently underway or with expected starts in the current year. As future developments commence, they are expected to be funded via additional dispositions, free cash available for investment, and capital market transactions.

1. Includes development projects under construction, and management's Estimated Project Cost for future development deliveries that are expected to commence construction during the current year, as disclosed on page 10.
2. Includes the presale development project disclosed on page 10.
3. Available cash flow is derived from disclosures in our 2016 Form 10-K and is calculated as net cash provided by operating activities of $308.1 million less dividend payments of $218.7 million, less principal payments on debt of $15.1 million, less recurring capital expenditures of $16.4 million. Calculation results in available cash flow for investment in 2016 of $57.9 million, which is then annualized over the remaining 10 quarters through the end of 2019.
4. Remaining capital needs are expected to come from a mix of debt, equity, and dispositions.
5. Refer to definitions outlined on pages 19 and 20 for detailed definitions of terms appearing on this page.
6. Ratios represent the pro forma impact of development deliveries and funding alternatives assumed in the Sources and Uses table. The lower end of the pro forma leverage ranges assumes remaining capital needs are funded with equity, while the higher end assumes funding with debt. Actual ratios will vary based on the timing of construction funding and ultimate mix of sources from debt, equity, or dispositions.
7. Refer to page 14 for a reconciliation of EBITDA to net income, the most directly comparable GAAP measure.

15

2017 Outlook - Summary1 ($ in thousands, except share and per share data) 16 Low High Net income $ 103,400 $ 116,500 Noncontrolling interests 1,700 1,900 Depreciation and amortization 211,700 211,700 Funds from operations ("FFO") $ 316,800 $ 330,100 Elimination of operations from on-campus participating properties (11,700) (12,100) Contribution from on-campus participating properties 4,100 4,700 Contractual executive separation and retirement charges2 4,550 4,550 Funds from operations - modified ("FFOM") $ 313,750 $ 327,250 Net income per share - diluted $ 0.76 $ 0.86 FFO per share - diluted $ 2.34 $ 2.44 FFOM per share - diluted $ 2.32 $ 2.42 Weighted-average common shares outstanding - diluted 135,500,000 135,500,000 1. The company believes that the financial results for the fiscal year ending December 31, 2017 may be affected by, among other factors: • national and regional economic trends and events; • the timing of acquisitions and/or dispositions; • interest rate risk; • the timing of commencement of construction on owned development projects; • the ability of the company to be awarded and the timing of the commencement of construction on third-party development projects; • university enrollment, funding and policy trends; • the ability of the company to earn third-party management revenues; • the amount of income recognized by the taxable REIT subsidiaries and any corresponding income tax expense; • the ability of the company to integrate acquired properties; • the outcome of legal proceedings arising in the normal course of business; • the finalization of property tax rates and assessed values in certain jurisdictions; and • the success of releasing the company's owned properties for the 2017-2018 academic year. 2. Represents contractual executive separation and retirement charges incurred with regard to the retirement of the company's Chief Financial Officer, recognized in the first and second quarter 2017.

2017 Outlook - Detail

($ in thousands, except share and per share data)

Components of 2017 Property Net Operating Income

		Low		High	% Change From 2016
Wholly-owned properties					
2017 same store properties[1]					
Revenue	$	669,100	$	673,800	2.6% - 3.4%
Operating expenses		(299,100)		(297,600)	1.5% - 1.0%
Net operating income		370,000		376,200	3.6% - 5.3%
2017 new properties net operating income[1]		34,400		35,500	
2017 speculative dispositions net operating income[2]		600		600	
Total wholly-owned properties net operating income	**$**	**405,000**	**$**	**412,300**	

2017 Property Net Operating Income Guidance Assumptions

		Low		High	Timing
AY 2017/2018 final leasing results - occupancy		96.55%		98.75%	Fall 2017
AY 2017/2018 final leasing results - rental rate		3.15%		2.65%	Fall 2017
Development Deliveries	$	603,100	$	603,100	See page 10

Third-party Services

		Low		High
Third-party development services revenue	$	6,200	$	9,600
Third-party management services revenue	$	9,600	$	10,400
Third-party development and mgmt. services expenses	$	15,000	$	15,500

Corporate Expenses and Other

		Low		High
Net income:				
General and administrative expenses	$	27,400	$	27,800
Ground/facility leases expense:				
ACE properties	$	6,900	$	6,900
On-campus participating properties		2,700		3,100
Total ground/facility leases expense	$	9,600	$	10,000
Interest income	$	4,100	$	5,000
Interest expense[3]	$	60,600	$	59,500
Capitalized interest	$	16,400	$	16,300
Amortization of deferred financing costs[4]	$	4,000	$	4,000
Income tax provision	$	1,100	$	1,100
FFOM:				
Corporate depreciation	$	3,600	$	3,200
Contribution from on-campus participating properties	$	4,100	$	4,700
Contractual executive separation and retirement charges[5]	$	4,550	$	4,550

1. Refer to page 18 for detail of the 2017 same store and new property groupings.
2. Includes disposition of The Province - Dayton which closed in the second quarter of 2017. See page 9.
3. Net of capitalized interest and excluding on-campus participating properties. The 2017 guidance ranges assume a $400 million fourth quarter bond offering.
4. Excludes on-campus participating properties.
5. Represents contractual executive separation and retirement charges incurred with regard to the retirement of the company's Chief Financial Officer, recognized in the first and second quarter 2017.

17

Detail of Property Groupings

As of June 30, 2017

	2017 Grouping				2018 Grouping			
	Same Store Properties		New Properties		Same Store Properties		New Properties	
	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds	# of Properties	Design Beds
Properties Purchased or Developed Prior to January 1, 2016	124	73,871			124	73,871		
2016 Development Deliveries			7	3,191	7	3,191		
2016 Acquisition Properties			2	709	2	709		
2017 Acquisition Properties			2	982			2	982
2017 Development Deliveries			10	7,454			10	7,454
2018 Development Deliveries			7	5,486			7	5,486
2019 Development Deliveries			2	1,320			2	1,320
Total Wholly-owned Properties	**124**	**73,871**	**30**	**19,142**	**133**	**77,771**	**21**	**15,242**

Total # of Wholly-owned Properties Excluded[1]	**1**
Total Wholly-owned Design Beds Excluded[1]	**860**

Grand Total # of Wholly-owned Properties (All Groupings)	**155**
Grand Total Wholly-owned Design Beds (All Groupings)	**93,873**

Note on Property Portfolio: When disclosing our number of properties and design beds as of a certain date, we include all properties that are owned and operating as of that date, as well as properties that are under construction and anticipated to open for operations in future years. Properties that are in our development pipeline but have not yet commenced construction are not included.

2017: The 2017 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2017 and 2016, which are not conducting or planning to conduct substantial development, redevelopment, or repositioning activities, and are not classified as held for sale as of June 30, 2017. This same store grouping will be used for purposes of presenting our 2017 same store operating results.

2018: The 2018 same store grouping represents properties owned and operating for both of the entire calendar years ended December 31, 2018 and 2017. This same store grouping will be used for purposes of presenting our 2018 same store operating results and our leasing status updates for the 2017/2018 academic year.

1. Includes a wholly-owned property that is in the process of being transferred to the lender in settlement of the property's $27.4 million mortgage loan due to mature in August 2017.

18

Definitions ACE The company’s American Campus Equity program, whereby the company enters into long-term ground/facility lease agreements with Universities to invest our capital and to develop, own, and operate on-campus student housing communities. Properties under this structure are considered to be wholly-owned and are included in the company's consolidated financial statements. Adjusted EBITDA* EBITDA, including pro forma adjustments to reflect acquisitions, development deliveries, and dispositions as if such transactions had occurred on the first day of the 12-month period presented. Adjusted Interest Expense* Interest Expense, including pro forma adjustments to reflect acquisitions, development deliveries, dispositions, debt repayments, and debt refinancings as if such transactions had occurred on the first day of the 12-month period presented. Cash Cash and cash equivalents, determined on a consolidated basis in accordance with GAAP. Cash Interest Expense* Consolidated interest expense calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) the amortization of mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions; (ii) capitalized interest; and (iii) the change in accrued interest during the period presented. Design Beds Total beds based on the original property design, generally as specified in the construction documents. EBITDA* Consolidated net income calculated in accordance with GAAP, plus amounts which have been deducted and minus amounts which have been added for, without duplication: (i) interest expense; (ii) provision for income taxes; (iii) depreciation, amortization and all other non- cash items; (iv) provision for gains and losses; (v) noncontrolling interests; and (vi) extraordinary and other non-recurring items, as we determine in good faith. Funds from Operations (”FFO”) Determined based on the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). Calculated as consolidated net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also excludes non-cash impairment charges. FFO Modified (”FFOM”) FFO modified to reflect certain adjustments related to the economic performance of our on-campus participating properties, and the elimination of property acquisition costs, contractual executive separation and retirement charges and other non-cash items, as we determine in good faith. The company believes it is meaningful to eliminate the FFO generated from the on-campus participating properties and instead to reflect the company's 50% share of the properties' net cash flow and management and development fees received, as this measure better reflects the economic benefit derived from the company's involvement in the operation of these properties. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. 19

Definitions GAAP Accounting principles generally accepted in the United States of America. Interest Coverage* Adjusted EBITDA / Adjusted Interest Expense. Net Debt* Total Debt less Cash. Net Debt to EBITDA* Net Debt divided by Adjusted EBITDA. Net Operating Income “NOI” Property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses. On-campus Participating Properties A transaction structure whereby the company enters into long-term ground/facility lease agreements with Universities to develop, construct, and operate student housing communities. Under the terms of the leases, title to the constructed facilities is held by the University/lessor and such lessor receives 50% of net cash flows, as defined, on an annual basis through the term of the lease. Physical Occupancy Occupied beds, including staff accommodations, divided by Design Beds. Rentable Beds Design beds less beds used by on-site staff. Same Store Grouping Wholly-owned properties owned and operating for both of the entire annual periods presented, which are not conducting or planning to conduct substantial development or redevelopment, or repositioning activities, and are not classified as held for sale as of the current period-end. Secured Debt* The portion of Total Debt that is secured by a mortgage, trust, deed of trust, deed to secure indebtedness, pledge, security interest, assignment of collateral, or any other security agreement. Total Asset Value* Undepreciated book value of real estate assets and all other assets, excluding receivables and intangibles, of our consolidated subsidiaries, all determined in accordance with GAAP. Total Debt* Total consolidated debt calculated in accordance with GAAP, including capital leases and excluding mark-to-market premiums/discounts on mortgage loans assumed in connection with acquisitions, the original issued discount on unsecured notes, and deferred financing costs. Total Equity Market Value Fully diluted common shares times the company’s stock price at period-end. Unencumbered Asset Value* The sum of (i) the undepreciated book value of real estate assets which are not subject to secured debt; and (ii) all other assets, excluding accounts receivable and intangibles, for such properties. Does not include assets of unconsolidated joint ventures. Unsecured Debt* The portion of Total Debt that is not Secured Debt. * These definitions are provided for purposes of calculating the company’s unsecured notes covenants and other key ratios. 20

Investor Information

Executive Management

Bill Bayless	Chief Executive Officer
Jim Hopke	President
Jennifer Beese	Chief Operating Officer
Daniel Perry	Chief Financial Officer
William Talbot	Chief Investment Officer
Kim Voss	Chief Accounting Officer

Research Coverage

Jacob Kilstein	Argus Research Company	(646) 747-5447	jkilstein@argusresearch.com
Jeffery Spector / Juan Sanabria	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-1589	jeff.spector@baml.com / juan.sanabria@baml.com
Ryan Meliker / Peter Abramowitz	Canaccord Genuity	(212) 389-8094 / (212) 389-8053	rmeliker@canaccordgenuity.com / pabramowitz@canaccordgenuity.com
Michael Bilerman / Nick Joseph	Citigroup Equity Research	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Vincent Chao / Vlad Rudnytsky	Deutsche Bank Securities, Inc.	(212) 250-6799 / (212) 250-6090	vincent.chao@db.com / vlad.rudnytsky@db.com
Steve Sakwa / Gwen Clark	Evercore ISI	(212) 446-9462 / (212) 446-5611	steve.sakwa@evercoreisi.com / gwen.clark@evercoreisi.com
David Corak	FBR & Co.	(703) 312-1610	dcorak@fbr.com
Andrew Rosivach / Jeff Pehl	Goldman Sachs	(212) 902-2796 / (212) 357-4474	andrew.rosivach@gs.com / jeffrey.pehl@gs.com
Ryan Burke	Green Street Advisors	(949) 640-8780	rburke@greenst.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Aaron Hecht	JMP Securities	(415) 835-3963	ahecht@jmpsecurities.com
Anthony Paolone	J.P. Morgan Securities	(212) 622-6682	anthony.paolone@jpmorgan.com
Jordan Sadler / Austin Wurschmidt	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2311	jsadler@keybanccm.com / awurschmidt@key.com
Drew Babin	Robert W. Baird & Co.	(610) 238-6634	dbabin@rwbaird.com
Alexander Goldfarb / Daniel Santos	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-7927	agoldfarb@sandleroneill.com / dsantos@sandleroneill.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Corporate Headquarters

American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738

Tel: (512) 732-1000
Fax: (512) 732-2450
www.americancampus.com

Investor Relations

Ryan Dennison
SVP, Capital Markets and Investor Relations

(512) 732-1000
rdennison@americancampus.com

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Forward-looking Statements and Non-GAAP Financial Measures In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. This presentation also contains certain financial information not derived in accordance with United States generally accepted accounting principles (“GAAP”). These items include earnings before interest, tax, depreciation and amortization ("EBITDA"), net operating income (“NOI”), funds from operations (“FFO”) and FFO-Modified (“FFOM”). The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income or loss attributable to common shares computed in accordance with GAAP, excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company presents FFO because it considers FFO an important supplemental measure of its operating performance and believes it is frequently used by securities analyst, investors and other interested parties in evaluation of REITs, many of which present FFO when reporting their results. We also believe it is meaningful to present a measure we refer to as FFO-Modified, or FFOM, which reflects certain adjustments related to the economic performance of our on-campus participating properties and excludes property acquisition costs, contractual executive separation and retirement charges, and other non-cash items, as we determine in good faith. FFO and FFOM should not be considered as alternatives to net income or loss computed in accordance with GAAP as an indicator of its liquidity, nor are these measures indicative of funds available to fund its cash needs, including its ability to pay dividends or make distributions. The Company defines property NOI as property revenues less direct property operating expenses, excluding depreciation, but including allocated corporate general and administrative expenses.